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                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         This Amendment No.1 dated as of March 3, 1997 (this "Amendment") to that certain Employment Agreement dated as of October 6, 1995, by and between PDK Labs, Inc., a New York corporation with offices at 145 Ricefield Lane, Hauppauge, NY 11788 (the "Company"), and Karine Hollander, an individual residing at 39 Kensington Avenue, Selden, NY 11784 (the "Executive").

                              W I T N E S S E T H :

         WHEREAS, the Company and the Executive entered into that certain Employment Agreement dated as of October 6, 1995 (the "Agreement"); and

         WHEREAS, the Company and the Executive desire to amend the Agreement to effect the changes provided for herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Effective as of the date hereof, the Agreement is hereby amended by replacing Section 1 with the following:

               "1. The Company hereby agrees to employ Hollander and Hollander hereby agrees to be exclusively employed as the Company's Chief Financial Officer. Hollander shall have the title "Chief Financial Officer" and shall have the duties commensurate with such title."

         2. Effective as of the date hereof, the Agreement is hereby amended by replacing Section 3(a) with the following:

               "3. (a) As consideration for Hollander's agreement to provide her exclusive services to the Company. The Company hereby agrees to pay to Hollander a minimum salary of $85,000 per annum pro-rated for the period October 6, 1995 through March 2, 1997, inclusive and, thereafter, $110,000 per annum for each year during the Term hereof. Such salary hereunder shall be payable by the Company on a bi-weekly basis."

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.


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         4. Except as otherwise specifically set forth herein, all of the terms and provisions of the Agreement shall remain in full force and effect.


            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.



                                       PDK LABS, INC.

                                       By:  /s/ Michael B. Krasnoff
                                            ---------------------------------
                                            Name:  Michael B. Krasnoff
                                            Title: President

                                            /s/ Karine Hollander
                                            ---------------------------------
                                            Karine Hollander


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